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                                  EXHIBIT 23.2



                          INDEPENDENT AUDITORS' CONSENT


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 15, 1999 included in Invitrogen Corporation's Form S-1 as filed February 26, 1999 and to all references to our Firm included in this registration statement.

                                                   ARTHUR ANDERSEN LLP

San Diego, California
September 1, 1999